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                                                                    EXHIBIT 23.2


                             ACCOUNTANTS' CONSENT




The Board of Directors
Medirisk, Inc.:

We consent to the use of our report incorporated herein by reference.



                                                /s/ KPMG PEAT MARWICK LLP
                                                KPMG PEAT MARWICK LLP



Atlanta, Georgia
June 2, 1997